Exhibit 99.1

INVESTOR PRESENTATION JULY 2015 Improving Quality of Life

Forward-Looking Statements This presentation may contain forward-looking statements based managementexpectations.Numerousfactors,includingthose market conditions and those detailed from time-to-time in the on current relatedto Company’s filings with the Securities and Exchange Commission, may cause results to differ materially from those anticipated in the forward-looking statements. Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially.Readersshouldnotplaceunduerelianceonforward-looking statements, which reflect management’s views only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.All references to “Select” used throughout this presentation refer to Select Medical Holdings Corporation and its subsidiaries. 2

Select Medical Overview Founded in 1996 $3.1 Billion Net Revenue LTM Q1 2015 2015(1) $366 Million Adjusted EBITDA LTM 11.8% Adjusted EBITDA Margins Q1 SCALE AND EXPERTISE Leading provider of post-acute services with operations in 42 states and D.C. Headquartered in Mechanicsburg, Pennsylvania, Select Medical employs approximately 31,900 staff in the United States. Note: (1) See Slide 35 for non-GAAP reconciliation 3

Select 2 Medical’s National Footprint 12 1 4 1 2 24 4 13 1 9 148 2 131 3 44 4 1 11 7 9 2 2 11 11 1 45 16 57 51 1 1 3 152 23 1 5 1 1 17 3 1 21 2 2 1 33 15 3 19 17 21 2 3 42 4 15 2 3 66 2 33 3 2 15 1 16 3 14 12 2 5 5 2 1 2 1 20 1 2 6 2 1 10 6 24 2 5 As of 03/31/15 7 98 6 1 3 93 53 9 1 112 Long-Term Acute Care Hospitals (LTACH) (28 States) 17 Inpatient Rehabilitation Hospitals (8 States) 421 Contract Therapy Locations (28 States and D.C.) 1,028 Outpatient Rehabilitation Clinics (31 States and D.C.) 4

Strategy • Be the “preferred” provider of post acute care services in our markets • Structured relationships to align with patients •Partner with academic/major medical institutions •Hospital in hospital model in LTACH • Experts in our fields – LTACH, Inpatient Rehab and Occupational Medicine Rehab, Outpatient • • Best in class High quality clinical services • Outpatient critical mass 5

2014 Financial Highlights PRICING/ADMENDMENT TERM LOANS MARCH 2014 $110.0M SR. NOTE ADD-ON @ 101.5 MARCH 2014 10M shares @ $10.95/share on March 13, 2014 SHARE PURCHASES ~1.3M shares @$14.00/share on May 21, 2014 DIVIDEND PAYMENTS $.10/share on March 10, 2014 $.10/share on May 28, 2014 $.10/share on August 29, 2014 $.10/share on December 1, 2014 6 2014 FINANCIAL HIGHLIGHTS

2014 Development Rehabilitation Joint Ventures: Highlights Cincinnati, OH 60 bed IRF (opening 2016) Atlanta, GA 56 bed IRF 23 outpatient clinics Harrisburg, PA 55 bed IRF 21 outpatient clinics Cleveland, OH Two 60 bed IRFs (opening late 2015 & 2016) LTACHs: • • 6 Start Ups 1 New Joint Venture Atlanta, GA 3 LTACHs 88 beds 7

Long-Term Acute Care Specialty Hospitals

Select Medical LTAC Hospitals 1 1 3 11 9 2 2 1 1 16 5 1 3 2 3 2 3 3 2 5 2 1 6 2 10 5 As of 03/31/15 1 112 Long-Term Acute Care Hospitals (LTACH) (28 States) 9 9

LTACH Overview • Major provider of LTACH services in U.S. • 112 hospitals • • • 82 hospital-in-hospital (3,091 beds); average size 38 beds 29 freestanding (1,601 beds); average 1 managed hospital size 55 beds • Ownership of freestanding LTACHs • • 17 owned 12 leased 10

LTACH Legislation LTACH Patient Criteria passed in late December 2013 as part of Budget bill and SGR - effective beginning Q4 2015 • LTACH Rates for patients with; •3 day prior short term acute hospital ICU/CCU stay or •Ventilation patients for > 96 hours in the LTACH Other patients receive “site neutral” rate which • is lesser of; •IPPS per diem (capped at the IPPS DRG amount plus outlier payment) or 100% cost •Site Neutral payments phased in over 3 years 11

Patient Criteria Phase-In Q3 ‘16 Q2 ‘16 Q4 ‘15 Q1 ‘16 HOSPITALS BEDS OVING TO CRITERIA >>> 12 HOSPITALS M 2015 2016 18 HOSPITALS 790 19 HOSPITALS 823 BEDS 36 1,343 BEDS 37 HOSPITALS 1,567 BEDS

Select Impact Positives: • • Degree of segment certainty with phase-in 25% Rule extension – through cost reporting periods on or after October 1, 2016 Select high CMI HiH Strategy • • Neutral: • Moratorium – on new hospitals and beds (with exceptions) through September 30, 2017 Negatives: • • Potential loss of volume Reduced rates for site neutral patients 13

Inpatient Rehabilitation Inpatient Rehabilitation Hospitals Right Choice. Right Setting. RiSghpt Oeutccoimael. ty Hospitals

Inpatient Rehabilitation Hospitals • • Acquired Kessler Institute in September 2003 The Kessler Rehabilitation network: - Three freestanding inpatient rehab hospitals (336 total beds) - 88 outpatient rehab clinics Largest licensed rehab hospital in U.S. U.S. News & World Report has recognized Kessler nation’s best in rehabilitation for the past 20 years. - Ranked #2 in the last eight out of nine years • • Institute as one of the - One of only eight rehab hospitals in the U.S. to receive dual federal designations as a Model System (brain and spinal cord injury) 15

Operational Joint Ventures Consolidated Joint Ventures: Hershey, PA 76 bed IRF 22 bed TCU St. Louis, MO 2 IRFs (95 beds) 1 managed unit 47 outpatient clinics Additional services San Antonio, TX 42 bed IRF Harrisburg, PA 55 bed IRF 21 outpatient clinics Non-Consolidating Joint Ventures: Dallas, TX 4 IRFs (220 beds) 2 managed units (33 beds) 50 outpatient clinics Atlanta, GA 56 bed IRF 23 outpatient clinics Columbus, OH 44 bed IRF Scottsdale, AZ 50 bed IRF 16

JVs Under Construction Cleveland, OH Two 60 bed IRFs (opening late 2015 & 2016) Currently managing 3 units with 97 total beds Los Angeles, CA 138 bed IRF (opening late 2015) Cincinnati, OH 60 bed IRF (opening 2016) Currently managing 2 units with 46 total beds 17

Growing Rehabilitation Network

Partner in joint ventures with premier acute care hospitals and systems to build post acute networks

Select MEDICAL



OhioHealth
Rehabilitation Hospital
In partnership with Select Medical
Cleveland Clinic
PENNSTATE HERSHEY
Rehabilitation Hospital
Kessler
INSTITUTE FOR REHABILITATION
Select Medical
Helen M. Simpson
REHABILITATION HOSPITAL
TriHealth
Rehabilitation Hospital
Partnering with Select Medical
EMORY
REHABILITATION
HOSPITAL
In Partnership with Select Medical
West Gables
REHABILITATION HOSPITAL
SSM Rehabilitation Network
BAYLOR
Institute for Rehabilitation
Select
REHABILITATION HOSPITAL Denton
Select
REHABILITATION HOSPITAL San Antonio
SCOTTSDALE HEALTHCARE
Rehabilitation Hospital
In affiliation with Select Medical
California Rehabilitation
INSTITUTE
A Cedars/UCLA Health Partnership
WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
CT
NJ
DE
MD
DC
AK

Select Medical: Improving Quality of Life 18

Specialty Hospitals Poised for Growth LTACH 2 new LTACHs 1 new LTACH Begin phase-in of LTACH patient criteria 3 new LTACHs 1 new LTACH 1 new LTACH 2014 2015 2016 REHAB 19 6 New IRFs 8 New LTACHs

Outpatient Rehab Clinics Outpatient Rehabilitation

Outpatient Rehabilitation - Industry 12 24 13 9 44 7 131 11 45 152 1 21 2 57 17 17 21 42 Source: Company public filings and websites as of March 31, 2015 15 66 33 14 12 2 1 15 20 24 98 6 3 93 1,028 Outpatient Rehabilitation Clinics (31 States and D.C.) 21 ATI (420) USPH (494) PhysioTherapy Associates (575) Select (1,028)

Outpatient Rehab Clinics Managed/ Other 23% Medicare/ Medicaid 13% Payor Mix 22% 42% Commercial/ Managed Care Workers’ Comp LTM Q1 ‘15 YEAR 2010 2011 2012 2013 2014 REVENUE PER VISIT 22 $101 $103 $103 $104 $103 $103 5,032 4,971 VISITS 4,781 (000’s) 4,567 4,569 4,470

2015 Outpatient Initiatives • Continued growth in workers’ comp business by illustrating historical ROI benefits of working with Select • Payors/Employers • Expand hand therapy services to more clinics • Expand concussion management program • Continued development of start-up clinics 23

Concentra Acquisition • Concentra is the leading provider of occupational health with 488 locations across 40 states –For the 12 months ended March 31, 2015, Concentra generated $1.0 billion of revenues and $96.0 million of Adjusted EBITDA • Three primary service lines: – Centers: 300 locations focused primarily on occupational health services, with some consumer health Onsite Clinics: 154 locations at employer customer locations, with comprehensive services, including occupational medicine, primary care and physical therapy CBOCs: 34 Community Based Outpatient Clinics serving Veterans Health Administration patients, including primary, specialty and sub-specialty care, mental health and pharmacy services – – 24

Concentra Transaction Overview • On March 23, 2015, Select Medical and Welsh Carson Anderson & Stowe (“WCAS”) announced the purchase of Concentra for $1,055 million. The transaction will be structured as a joint venture partnership –Debt financing will be non-recourse to both Select and WCAS The transaction is expected to be financed through: • • – $700 million Senior Credit Facilities @ Concentra • • • $50 million R/C Facility (undrawn at close) $450 million 1st lien Term Loan $200 million 2nd lien Term Loan – $435 million of new cash equity with: •50.1% contributed by SEM •49.9% contributed by WCAS 25

Concentra Investment Rationale • • • Business well known by both WCAS and Select Complementary to Select’s outpatient rehabilitation business Significant geographic overlap of Concentra centers and Select outpatient clinics Select’s track record of successful acquisitions combined with • WCAS’s historical knowledge of Concentra provides meaningful opportunity to increase margins 26 Strategically aligned partners, platform for synergies, and compelling value proposition

Financial Overview

Financial Metric Trends Net Revenue Adjusted EBITDA Adjusted EPS $3,065 $3,098 $2,805 $2,949 $2,976 $406 $386 $1.07 2010 2011 2012 2013 2014 LTM Q1 2015 2010 2011 2012 2013 2014 LTM Q1 2015 2010 2011 2012 2013 2014 LTM Q1 2015 ($ in millions) ($ in millions) Hospitals Outpatient Hospitals Outpatient 28 $0.84 $0.92$0.94 $0.90 $0.48 $373$364 $366 $307 $2,390

Annual Capital Expenditures Accelerated development spending expected 2014-2015 $96 $100 $95 $75 $50 $25 $0 2010 2011 2012 2013 2014 LTM Q1 '15 Maintenance Development 29 ($ in millions) $74 $68 $52 $46

Free Cash Flow Focus on Free Cash Flow Generation $231 $119 2010 ($ in millions) 2011 2012 2013 2014 LTM Q1 '15 Note: Free Cash Flow calculated as Net Cash Provided by Operating Activities less Purchases of Property and Equipment See Slide 35 for non-GAAP reconciliation 30 $171 $128 $93 $75

Debt Maturities Revolver (L + 3.75%) $800 $600 $400 $200 $0 2015 ($ in millions) 2016 2017 2018 2019 2020 2021 31 Term Loan E (L + 2.75% - 1% floor)$710 Term Loan D (L + 2.75%) Senior Notes 6.375%$568 $280 $5

Use of Capital - Opportunistic Acquisition payments $176M since 2010 ACQUISITIONS Investments in businesses $73M since 2011 Special dividend $1.50/share @ 12/2012 DIVIDENDS Dividend payments totaling $.30/share in 2013 Dividend payments totaling $.40/share in 2014 STOCK BUYBACK - $129.5M in 2011-13 (avg. price $7.75) - $127.5M in 2014 (10M, 1.3M share blocks) DEBT REPAYMENT - Net leverage of 4.2x @ 03/31/15 32 USE OF CAPITAL (OPPORTUNISTIC)

2015 Financial Guidance Net Revenue $3,100M - $3,200M Adjusted EBITDA $370M - $385M Adjusted EPS $0.84 - $0.90 33

Appendix: Additional Materials

Non-GAAP Reconciliation 2010 2011 2012 2013 2014 Q1 ‘14 Q1 ‘15 LTM Q1 ’15 Net Income $82 $113 $154 $123 $128 $35 $38 $131 (+) Income tax 42 71 90 75 76 22 23 77 (+/-) Equity in losses/(earnings) of unconsolidated subsidiaries 1 (3) (8) (2) (7) (1) (3) (9) (+/-) Other expense / (income) (1) - - - - - - - (+) Interest expense, net 112 99 95 87 86 21 21 86 (-/+) (Gain) / Loss on debt retirement - 31 6 19 2 2 - - (+) Depreciation and Amortization 69 71 63 64 68 16 18 70 (+) Stock Based Compensation 2 4 6 7 11 2 2 11 Adjusted EBITDA $307 $386 $406 $373 $364 $97 $99 $366 Net Cash Provided by Operating Activities $145 $217 $299 $193 $170 $(16) $38 $224 (-) Purchase of Property and Equipment 52 46 68 74 95 27 28 96 Free Cash Flow $93 $171 $231 $119 $75 $(43) $10 $128 ($ in millions) 35

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